UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549


                                 FORM  8-K

                            CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date  of  Report  (Date  of  earliest  event  reported):   October 2, 2000
                                                                ---------------

                           GOPUBLICNOW.COM,  INC.
        (Exact  name  of  registrant  as  specified  in  its  charter)

                                 Delaware
             (State  or  other  jurisdiction  of  incorporation)


       033-15607                                          13-3301899
    ----------------                              ------------------------
 (Commission  File  Number)                (IRS  Employer  Identification  No.)

 5000  Birch  Street,  West Tower, Suite 4900, Newport Beach, CA  92660
--------------------------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)

                                   (949)  752-2797
                                 -------------------------
              Registrant's  telephone  number,  including  area  code:

                        DermaRx  Corporation
                        c/o  Connolly  &  Halloran  PC
                        1121  Broadway,  Suite  202
                        Boulder,  CO  80302
                       (303)  440-7676
                       ---------------------------------
               (Former  name,  address  and  telephone  number)

                                        1
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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     As of October 2, 2000, the Company selected Corbin & Wertz Certified Public Accountants, an accountancy corporation, to be its auditor. There has been no disagreement in accounting principles or in the report of financial statements and notes published by its previous auditor. A letter from the previous auditor confirming this 8K report is attached herewith

     The audit reports of Miller & McCollom on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Company. During the Company's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

EXHIBITS

16.1 LETTER DATED OCTOBER 3, 2000, FROM MILLER & MCCOLLOM REGARDING ITS CONCURRENCE WITH THE STATEMENTS MADE BY THE REGISTRANT IN THIS CURRENT REPORT.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOPUBLICNOW.COM, INC.

                                              /s/  Bruce A. Berman
                                              ----------------------------------
                                              President  and  Chief  Executive
                                              Officer

Date:  October 3,  2000